CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	May 31, 2014	May 31, 2013
Trade accounts receivable, allowances	$ 27,641	$ 28,904
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, authorized	50,000	50,000
Preferred stock, issued	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	300,000	300,000
Common stock, issued	138,039	136,913
Common stock, outstanding	133,273	132,596